UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 18, 2017

HARVARD BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

84 October Hill Road, Holliston, MA 01746
(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2017, Harvard Bioscience, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) the election of one Class II Director for a three-year term, such term to continue until the annual meeting of stockholders in 2020 and until such Director’s successor is duly elected and qualified or until his earlier resignation or removal, (ii) the approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of authorized shares available for issuance by 300,000 shares of common stock, (iii) the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers, and (iv) the approval, by a non-binding advisory vote, of the frequency (one, two or three years) of the stockholder vote to approve the compensation of the Company’s named executive officers. Proposal 2 relating to the appointment of KPMG LLP as the Company independent registered public accounting firm for the fiscal year ending December 31, 2017 was withdrawn prior to the Annual Meeting, as reported on the Company’s Schedule 14A (Definitive Additional Materials) filed with the Securities and Exchange Commission on May 11, 2017. The voting results for the matters submitted to a stockholder vote at the Annual Meeting are reported below.

Proposal 1 - Election of Directors

John F. Kennedy was elected as Class II Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2020 and until such Director’s successor is duly elected and qualified or until his earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
John F. Kennedy	17,855,456	6,557,217	6,596,297

Proposal 2 –Ratification of the Appointment of KPMG LLP

The stockholder vote related to the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was withdrawn prior to the Annual Meeting and therefore no vote was recorded.

Proposal 3 – Approval of an Amendment to the Employee Stock Purchase Plan to Increase the Number of Authorized Shares Available for Issuance by 300,000 Shares of Common Stock

The amendment to the Company’s Employee Stock Purchase Plan to increase the number of authorized share available for issuance by 300,000 shares of common stock was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,587,905	4,466,959	357,809	6,596,297

Proposal 4 – Approval, by Non-Binding Advisory Vote, of the Compensation of the Named Executive Officers

The compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,139,978	4,755,189	517,506	6,596,297

Proposal 5 – Approval, by Non-Binding Advisory Vote, of the Frequency (One, Two or Three Years) of the Stockholder Vote on Compensation of the Named Executive Officers

A frequency of one year for the stockholder vote on the compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstain
20,427,984	81,183	2,768,716	1,134,790

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC. (Registrant)

May 19, 2017	/s/ ROBERT E. GAGNON
(Date)	Robert E. Gagnon Chief Financial Officer